UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	72-1106167	1-12227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(Commission File Number)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Agreement.

On July 30, 2012, The Shaw Group Inc., a Louisiana corporation (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among the Company, Chicago Bridge & Iron Company N.V., a limited liability company (naamloze vennootschap) with a corporate seat in Amsterdam, the Netherlands (“Parent”), and Crystal Acquisition Subsidiary Inc, a Louisiana corporation and wholly-owned subsidiary of Parent (“Merger Sub”). The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Pursuant to the Transaction Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, no par value, of the Company (other than any dissenting shares, treasury shares, or shares held by the Company, Parent or Merger Sub and their respective subsidiaries) will be cancelled and extinguished and converted into the right to receive (i) $41.00 in cash and (ii) an amount of cash in euros equal to the par value of 0.12883 shares of Parent common stock, which cash will not actually be paid, but will instead be converted automatically into 0.12883 of a share of Parent common stock immediately after the effective time of the Merger (the “Merger Consideration”).

Pursuant to the Transaction Agreement, equity awards pertaining to shares of the Company’s common stock will either be cancelled and converted upon the consummation of the Merger into the right to receive the Merger Consideration (or the cash value thereof) or will be converted into comparable awards for Parent common stock.

The Transaction Agreement, which has been approved by the Company’s board of directors, contains (i) representations and warranties of the Company and Parent, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, reports and regulatory matters, financial statements and compliance with law, (ii) covenants of the Company and Parent to conduct their respective businesses in the ordinary course and consistent with past practice and not to take certain actions until the Merger is complete and (iii) covenants of the Company and Parent to use certain efforts and take specified actions necessary to complete the Merger, including making any required filings.  In addition, the Company has agreed not to (x) solicit any competing proposals relating to alternative business combination transactions or (y) enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions, subject to certain exceptions.

Consummation of the Merger is subject to certain conditions, including (i) approval of the Transaction Agreement by each of the Company’s and Parent’s shareholders, (ii) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) antitrust clearance in the People’s Republic of China, (iv) completion of review by the Committee on Foreign Investments in the United States under the Exon-Florio Amendment, as amended, (v) approval by the U.S. Nuclear Regulatory Commission of the transfer of certain licenses under the Atomic Energy Act of 1954, as amended, (vi) the consummation of the previously announced sale of the Company’s Energy and Chemicals business segment to Technip S.A., (vii) the valid exercise of put options by Nuclear Energy Holdings L.L.C., a wholly-owned subsidiary of the Company, to sell its investment in Westinghouse to Toshiba Corporation as previously announced, (viii) the Company’s possession of at least $800 million of cash and cash equivalents on the closing date of the Merger available to Parent to pay as part of the cash consideration in the Merger, (ix) EBITDA for the Company for the period of four consecutive fiscal quarters ending prior to the closing date of the Merger of not less than $200 million, (x) net indebtedness for borrowed money of the Company not exceeding expected levels; (xi)  the absence of any material adverse effect on each of the Company’s and Parent’s businesses, (xii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with the covenants by, each party, and (xiii) other customary closing conditions.  The affirmative vote of shareholders holding 75% of the outstanding shares of Company common stock, excluding the vote of any person who beneficially owns 5% or more of the Company’s outstanding common stock as of the applicable record date, is required to approve the Transaction Agreement.

The Transaction Agreement also contains certain customary termination provisions, including permitted termination of the Transaction Agreement (i) by the Company, at any time prior to the Company’s shareholder meeting called to approve the Transaction Agreement, in order to enter into a binding written agreement with respect to a “Company Superior Proposal” (as defined in the Transaction Agreement); provided that the Company first complies with certain notice and other requirements set forth in the Transaction Agreement, (ii) by Parent if the Company’s board of directors recommends a competing proposal or withdraws its recommendation of the Merger, (iii) by either party if either the Company’s or Parent’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval, (iv) by either party if a governmental entity enjoins the Merger or the necessary clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the applicable antitrust laws in the People’s Republic of China shall have been conclusively denied or (v) by either party if the Merger has not closed on or before April 30, 2013 or, under certain circumstances, June 30, 2013.

In certain circumstances in connection with the termination of the Transaction Agreement, including if the Company’s board of directors changes or withdraws its recommendation of the Merger or terminates the Transaction Agreement to enter into an agreement for an alternative business combination transaction, the Company must pay to Parent a termination fee equal to $104 million.  The Company must also pay to Parent a termination fee equal to $32 million if the Transaction Agreement is terminated because the Company’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval.  The Transaction Agreement also provides that Parent is required to pay the Company a reverse termination fee of $64 million if the Transaction Agreement is terminated because Parent’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval, or $208 million if the Transaction Agreement is terminated under circumstances where all closing conditions have been satisfied but the full proceeds of Parent’s debt financing are not available to complete the Merger and Parent fails to effect the Closing.

Parent and Merger Sub have obtained debt financing commitments for the transactions contemplated by the Transaction Agreement from Bank of America, N.A. and Crédit Agricole Corporate and Investment Bank (the “Financing Sources”). The Financing Sources have committed to provide Parent with such commitments on the terms and subject to the conditions set forth in a commitment letter dated July 30, 2012. Parent’s and Merger Sub’s obligations to consummate the Merger are not subject to any condition related to the availability of financing.

The foregoing description of the Transaction Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Transaction Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or their respective subsidiaries. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and were made as of the specified dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries of the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.

On July 30, 2012, the Company issued a press release relating to the proposed Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
No.	Description

2.1*	Transaction Agreement, dated as of July 30, 2012, by and among The Shaw Group, Inc., Chicago Bridge & Iron Company N.V. and Crystal Acquisition Subsidiary Inc.

99.1	Press release, dated as of July 30, 2012.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Parent will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of Parent. Parent and the Company also plan to file other documents with the SEC regarding the Transaction Agreement. A definitive joint proxy statement/prospectus will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED MERGER. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Parent and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting Parent’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations Department at 225-987-7372.

Participants in the Solicitation

Parent, the Company, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of Parent is set forth in Parent’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements set forth in this communication that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed Merger (including its benefits, results, effects and timing), the attributes of the Company as a subsidiary of Parent and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the control of each of the Company and Parent, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to:  the failure of the shareholders of Parent or the shareholders of the Company to approve the Merger; the risk that the conditions to the closing of the Merger are not satisfied; the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; uncertainties as to the timing of the Merger; competitive responses to the proposed Merger; costs and difficulties related to the integration of the Company’s businesses and operations with Parent’s business and operations; the inability to or delay in obtaining cost savings and synergies from the Merger; unexpected costs, charges or expenses resulting from the Merger; litigation relating to the Merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

The Company and Parent caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Company’s and Parent’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.  All subsequent written and oral forward-looking statements concerning the Company, Parent, the proposed Merger or other matters and attributable to the Company or Parent or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Neither the Company nor Parent undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)

Date: July 30, 2012	By:	/s/ John Donofrio
John Donofrio, Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description

2.1*	Transaction Agreement, dated as of July 30, 2012, by and among The Shaw Group, Inc., Chicago Bridge & Iron Company N.V. and Crystal Acquisition Subsidiary Inc.

99.1	Press release, dated as of July 30, 2012.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.